Exhibit 10.26

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

      AMENDMENT NO. 4 to Credit Agreement (this "Amendment") entered into as of September 30, 2004 among GENERAL BEARING CORPORATION (the "Borrower"), the Lenders party hereto and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent").

      WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of December 20, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

      WHEREAS, the obligations of the Borrower under the Credit Agreement are guaranteed by the Subsidiary Guarantors party to the Guarantee and Collateral Agreement dated as of December 20, 1999 (the "Guarantee Agreement") between the Subsidiary Guarantors and the Administrative Agent; and

      WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and the Lenders and the Administrative Agent have agreed to make such amendments subject to the terms and conditions set forth herein; and

      WHEREAS, terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. Amendments to Credit Agreement.

      (a) Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

            "Amendment No. 4" means Amendment No. 4 to Credit Agreement, dated as of September 30, 2004, by and among the Borrower, the Lenders and the Administrative Agent.

      (b) Investments. Section 7.8 of the Credit Agreement is hereby amended by deleting clause (h) thereof in its entirety and substituting the following therefor:

                  (h) Investments by the Borrower or any of its Domestic Subsidiaries in Foreign Subsidiaries and other Affiliates of the Borrower in an aggregate amount not to exceed for any Fiscal Year set forth below the amount set forth below opposite such Fiscal Year:

                                                                Aggregate Amount
                        Fiscal Year                               of Investment
                        -----------                               -------------
      Fiscal Year 2003                                             $1,750,000
      Fiscal Year 2004                                             $2,800,000
      Fiscal Year 2005 and each Fiscal Year thereafter             $2,000,000

      provided that (x) both before and after giving effect to such Investment, no Default shall exist or result therefrom and (y) commencing with Fiscal Year 2005, in the event that Investments made or incurred during the immediately preceding Fiscal Year are less than the amounts permitted to be made or incurred during such Fiscal Year pursuant to this Section 7.8(h) without giving effect to any amounts permitted to be carried forward to such Fiscal Year from the immediately preceding Fiscal Year, an amount equal to the lesser of (I) such unused amount and (II) $800,000 may be carried forward to the immediately succeeding Fiscal Year provided that
      (A) no amounts once carried forwarded to the next Fiscal Year may be carried forward to the Fiscal Years thereafter and (B) all Investments made or incurred in any Fiscal Year shall be applied first to reduce the amount of Investments permitted to be made or incurred in such Fiscal Year pursuant to this Section 7.8(h) without giving effect to any amounts permitted to be carried forward to such Fiscal Year from the immediately preceding Fiscal Year and then to reduce the amount carried forward.

      (c) Schedules to Credit Agreement. The Schedules to the Credit Agreement are hereby amended as set forth in the schedules attached hereto as Exhibit A.

      (d) Schedules to Guarantee and Collateral Agreement. The Schedules to the Guarantee and Collateral Agreement are hereby amended as set forth in the schedules attached hereto as Exhibit B.

      (e) General. All references to "this Agreement" in the Credit Agreement and to "the Credit Agreement" in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment.

      2. Effectiveness of Amendment.

      (a) The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

            (i) The Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower.

            (ii) The Administrative Agent shall have received counterparts of the Consent and Acknowledgment of Subsidiary Guarantors annexed hereto by each of the Subsidiary Guarantors.

            (iii) The Administrative Agent shall have received all fees and expenses due and payable on or prior to the date hereof (including, without limitation, all fees and expenses of counsel to the Administrative Agent.

            (iv) The Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request, all in form and substance satisfactory to the Administrative Agent and its counsel.

      (b) This Amendment shall become effective as of September 30, 2004 (the "Amendment No. 4 Effective Date") upon the satisfaction of the conditions set forth in Section 2(a) hereof.

      3. Acknowledgments and Confirmations. The Borrower and each Subsidiary Guarantor acknowledges and confirms that the Liens granted pursuant to the Loan Documents secure, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lenders under this Amendment, whether or not so stated in the Loan Documents, and that the term "Obligations" as used in the Loan Documents (or any other term used therein to refer to the Indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) includes, without limitation, the Indebtedness, liabilities and obligations to the Administrative Agent and the Lenders under the Credit Agreement as amended by this Amendment.

      4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

            (a) The representations and warranties set forth in the Loan Documents (other than the representations and warranties made as of a specific date and as set forth in Exhibits A and B hereto) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof, except that (i) Shanghai General Bearing Co., Ltd., Ningbo General Bearing Co., Ltd. and Jiangsu General Ball & Roller Co.,

Ltd. may, from time to time, incur Guarantee Obligations which are non-recourse to the Borrower or any Guarantor Subsidiary and (ii) in December 2003, the Borrower disposed of the assets and liabilities of General Ball and Roller, Inc. (formerly known as WMW Machinery Company, Inc.) and its interest in World Machinery Works, S.A., collectively representing substantially all of the assets of the Borrower's machine tools segment.

            (b) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

            (c) (i) The execution, delivery and performance by the Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of the Borrower,
(ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by the Borrower hereof: (A) contravenes the terms of the Borrower's organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which the Borrower or its property is subject, or (C) violates any requirement of law.

      5. Effect; No Waiver. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

      6. Miscellaneous.

            (a) The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

            (b) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            (c) This Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

            (d) This Amendment (and the Consent and Acknowledgment of Subsidiary Guarantors annexed hereto) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         [The remainder of this page intentionally has been left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first above written.

                                      GENERAL BEARING CORPORATION

                                      By: /s/ David L. Gussack
                                          --------------------------------------
                                      Name:  David L. Gussack
                                      Title: Chief Executive Officer


                                      KEYBANK NATIONAL ASSOCIATION,
                                      as Administrative Agent, Issuer and Lender

                                      By: /s/ Robert D. Scott
                                          --------------------------------------
                                      Name:  Robert D. Scott
                                      Title: Vice President

                 General Bearing Amendment No. 4 Signature Page

                           CONSENT AND ACKNOWLEDGMENT
                            OF SUBSIDIARY GUARANTORS

      Each of the undersigned Subsidiary Guarantors hereby (1) consents to the execution and delivery by the Borrower of the foregoing Amendment; (2) agrees that the definition of "Obligations" (and any other term referring to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) in the Guarantee Agreement and the other Loan Documents shall include the Indebtedness of the Borrower under the Amendment;
(3) agrees that the definition of "Credit Agreement" in the Guarantee Agreement and the other Loan Documents to which it is a party is hereby amended to mean the Credit Agreement as amended by the foregoing Amendment; (4) reaffirms its continuing liability under its Guarantee Agreement (as modified hereby); and (5) confirms and agrees that it is a Subsidiary Guarantor party to the Guarantee Agreement and that the Guarantee Agreement and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms.

                                           GENERAL BEARING BALL AND ROLLER, INC.

                                           By: /s/ David L. Gussack
                                               ---------------------------------
                                           Name:
                                           Title:


                                           CHINA BEARING CENTER, INC.

                                           By: /s/ David L. Gussack
                                               ---------------------------------
                                           Name:
                                           Title:


                                           NN GENERAL, LLC

                                           By: /s/ David L. Gussack
                                               ---------------------------------
                                           Name:
                                           Title:


                                           GENERAL BALL AND ROLLER, INC.

                                           By: /s/ David L. Gussack
                                               ---------------------------------
                                           Name:
                                           Title:

       Consent and Acknowledgment of Subsidiary Guarantors Signature Page

                                           GENBEARCO INTERNATINAL CORP.

                                           By: /s/ David L. Gussack
                                               ---------------------------------
                                           Name:
                                           Title:


                                           HYATT ZWZ BEARING CORPORATION

                                           By: /s/ David L. Gussack
                                               ---------------------------------
                                           Name:
                                           Title:

       Consent and Acknowledgment of Subsidiary Guarantors Signature Page

                EXHIBIT A TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

                          Schedules to Credit Agreement

                                                           Amended Schedule 1.1B

                           CAPITALIZATION OF BORROWER

Authorized shares:                   Total: 20,000,000
                                        Common: 19,000,000
                                        Preferred: 1,000,000

Issued shares:                       Common: 7,124,450 @ $.01 par value

Outstanding Shares:                  3,790,222

Shareholders:                        Approximately 66% of outstanding shares
                                     held by former shareholders of General
                                     Bearing Ball & Roller, Inc.

                                     Approximately 34% held by public
                                     shareholders

Options:                             Approximately 358,550 outstanding

Transfer Agent:                      American Stock Transfer & Trust Company

Warrants:                            None

Domestic Subsidiaries:                      Total               Total   No. held
                                            shares              Issued   by GBC
                                            ------              ------   ------

General Bearing Ball & Roller, Inc.  200 Common no par            200      200

General Ball and Roller, Inc.        1000 Common .01 par          100      100*
                                     150,000 preferred .01 par      0        0

NN General, LLC                      50 Class A                    50       50
                                     50 Class B                    50       50

China Bearing Center, Inc            200 Common no par            200      200*

Rockland Manufacturing Co.                 N/A
         (Partnership)

Genbearco International Corp.        100 Common no par            100      100

Hyatt ZWZ Bearing Corporation        200 Common no par            100       65

      *Owned by General Bearing Ball & Roller, Inc.

                                                           Amended Schedule 4.10

                              INTELLECTUAL PROPERTY

                        COPYRIGHTS AND COPYRIGHT LICENSES

      None.

                           PATENTS AND PATENT LICENSES

      None.

                       TRADEMARKS AND TRADEMARK LICENSES:

                                   TRADEMARKS:

      "The General": United States Patent Office Registration No. 1,076,300

      The General {logo}:United States Patent Office Registration No.1158822

      "HYATT": See Attachment A

                                                            Amended Schedule 4.7

                                   LITIGATION

1. The Borrower was notified by United States Customs Service of its decision to assess additional antidumping duty and interest upon the liquidation of entry Nos. 419 0157180-6 of February 16, 1989 and 419 0158606 9 of April
      6, 1989 on August 7, 1998. General Bearing has filed a Protest and Application for further review on approximately June 3, 1999.

2. Gussack Realty Company, General Bearing Corporation v. Xerox. In 1995 Gussack Realty Company and General Bearing filed an action against Xerox in the United States District Court for the Southern District of New York regarding contaminants contained in the subsurface of a property near property formerly leased by the Borrower. Xerox filed counterclaims. On approximately April 28, 1999, a jury exculpated the Borrower from liability for clean-up costs. On February 9, 1999, the New York State Department of Environmental Conservation (the "DEC") notified the Borrower and that it intended to conduct a Preliminary Site Assessment of the property to determine whether hazardous wastes had been disposed of at the site.

3. Agreement #D3-0002-95-03 between Gussack Realty Company and the DEC regarding the investigation and remediation of petroleum contamination the Grant Hardware Site. Gussack Realty, owner of 616 Route 303, Blauvelt, NY 10913, without admitting liability for the contamination's occurrence or maintenance has agreed to investigate and remediate the site to the DEC's satisfaction. The Agreement does not waive the DEC's right to pursue any claims against Gussack Realty company the DEC may have with regard to this site.

4. General Bearing Corporation vs. Shanghai Roller Bearing Factory and Shanghai Electric (Group) Co.

In the second half of 2003 the Company learned of acts of misconduct, including misappropriation, by certain personnel at SGBC, which resulted in the loss or reduction of SGBC assets. In January, 2004, the company filed the two legal proceedings described below, seeking compensation for the damages resulting from the misconduct.

First, on January 28, 2004, the Company filed suit in Federal District Court for the Southern District of New York against Shanghai Electric (Group) Corp., a Chinese company which is the indirect parent of SRBF, alleging Conversion and Intentional Interference with Contract and seeking unliquidated damages in excess of $75,000. The company is in the process of having the complaint served in accordance with the Hague Convention.

Second, on February 6, 2004, the Company filed an arbitration proceeding against SRBF in the International Chamber of Commerce alleging breach of contract, conversion, fraud, and breach of fiduciary duty, and seeking an award of damages believed to be in excess of $4,000,000, inclusive of the Company's capital investment in SGBC. The demand for arbitration has been served on SRBF, who has failed to file an answer, and the ICC is in the process of appointing arbitrators.

On February 24, 2004, the Company reached an agreement with SRBF (the "Settlement Agreement") whereunder:

            GBC was granted the right to acquire additional equity of SGBC, resulting in GBC holding a 51.39% majority interest therein for an additional investment of $250,000;

            SGBC's board of directors agreed that SGBC would pursue compensation from all persons who wrongfully acquired assets of SGBC;

            The employees of SGBC who were believed to have participated in the wrongful conduct were replaced and;

            GBC agreed to dismissal of the Lawsuits upon completion of its acquisition of the majority interest in SGBC.

Subsequent to the above agreement, SRBF advised GBC that in order for it to be able to implement the above agreement, it needed to be compensated for land use rights which it had previously contributed to SGBC. GBC disputes that SRBF has the right to be further compensated for such rights and is proceeding with the Lawsuits.

                                                          Amended Schedule 4.16A

                                  SUBSIDIARIES

                                             Jurisdiction of Formation            % owned
                                             -------------------------            -------
General Bearing Ball & Roller, Inc.                  Delaware                   See Sch. 1.1B
44 High Street
West Nyack, New York 10994

General Ball and Roller, Inc.                        Delaware                   See Sch. 1.1B
44 High Street
West Nyack, New York 10994

Rockland Manufacturing Co.                           New York                   See Sch. 1.1B
44 High Street
West Nyack, New York

Shanghai General Bearing Co., Ltd.                   PRC                        50% by GBC
1201 Humin road
Min Hang, Shanghai 20024
China

Ningbo General Bearing Co., Ltd.                     PRC                        50% by GBC
Xinxin Industrial District
Langxia County, Yuyao
Zhejiang Province, China

Genbearco International Corp.                        New York                   See Sch. 1.1B
44 High Street
West Nyack, New York 10994

Hyatt ZWZ Bearing Corporation                        New York                   See Sch. 1.1B
44 High Street
West Nyack, New York 10994

Jiangsu General Ball & Roller Co., Ltd.              PRC                        51% by NN General, LLC
80 Yuejin East Road
Rugao City, Jiangsu Province, China

NN General, LLC                                      Delaware                   See Sch. 1.1B
44 High Street
West Nyack, New York 10994

World Machinery Group, BV                            Netherlands                60% by GBBR
Zandkant 3A
5473 Heeswijk
Netherlands

China Bearing Center, Inc.                           New York                   See Sch. 1.1B
44 High Street
W. Nyack, NY 10994

                                                          Amended Schedule 4.16B

                       NON-OPERATING DOMESTIC SUBSIDIARIES

Non-Operating
Domestic Subsidiaries:                 Total shares      Total Issued     No. held by GBC
----------------------                 ------------      ------------     ---------------
Genbearco International Corp.       100 Common no par         100               100

China Bearing Center                200 Common no par         200               200

Hyatt ZWZ Bearing Corporation       200 Common no par         100                65

                                                          Amended Schedule 4.24A

            REAL PROPERTY OWNED BY BORROWER OR DOMESTIC SUBSIDIARIES

                                      NONE

                EXHIBIT B TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

                 Schedules to Guarantee and Collateral Agreement

                                                              Amended Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS

         General Bearing Ball & Roller, Inc.
         44 High Street
         West Nyack, New York 10994

         General Ball & Roller, Inc.
         44 High Street
         West Nyack, New York 10994

         Genbearco International Corp.
         44 High Street
         West Nyack, New York 10994

         China Bearing Center
         44 High Street
         West Nyack, New York 10994

         Hyatt ZWZ Bearing Corporation
         44 High Street
         West Nyack, New York 10994

         NN General, LLC
         44 High Street
         West Nyack, New York 10994

                                                              Amended Schedule 2

                       DESCRIPTION OF INVESTMENT PROPERTY

         Pledged Stock:

-------------------------------------       -----------------------  ------------------------  ---------------------

      Investment Property Issuer                 Class of Stock        Stock Certificate No.        No. of Shares
      --------------------------                 --------------        ---------------------        -------------
General Bearing Ball & Roller, Inc.                  Common                                              200
General Ball & Roller, Inc.                          Common                                              100

NN General, LLC                                   Class A & B                                            100
                                                Membership Units

Genbearco International Corp.                        Common                                              100

China Bearing Center                                 Common                                              200

Hyatt ZWZ Bearing Corporation                        Common                                               65

         Pledged Notes:

-------------------------------------       -----------------------  ------------------------  ---------------------

   Investment Property Issuer                        Payee                               Principal Amount
   --------------------------                        -----                               ----------------

         None.

                                                              Amended Schedule 4

         LOCATION OF GRANTORS' CHIEF EXECUTIVE OFFICES AND JURISDICTION
                                  OF FORMATION

Location of Offices:                                   Jurisdiction of Formation
--------------------                                   -------------------------

General Bearing Ball & Roller, Inc.                            Delaware
44 High Street
West Nyack, New York 10994

General Ball & Roller, Inc.                                    Delaware
44 High Street
West Nyack, New York 10994

Genbearco International Corp.                                  New York
44 High Street
West Nyack, New York 10994

Hyatt ZWZ Bearing Corporation                                  New York
44 High Street
West Nyack, New York 10994

NN General, LLC                                                Delaware
44 High Street
West Nyack, New York 10994

China Bearing Center, Inc.                                     New York
44 High Street
West Nyack, New York

                                                              Amended Schedule 5

                       INVENTORY AND EQUIPMENT BY LOCATION

         Grantor and Location

General Bearing Corporation           Mahx F. Linster, Inc.
44 High Street                        60 Technology Drive
West Nyack, NY 10994                  Alpharetta, GA 30202

R.J. Hughes Sales Inc.                Applied Industrial Technologies
16 West 153 83rd Street               7575 Thoroughbred Drive
Burr Ridge, IL 60521                  Florence, KY 41042

Quality Carton Inc.                   Applied Industrial Technologies
100 Sterling Mine Road                11899 Cabernet Drive
Sloatsburg, NY 10974                  Fontana, CA 92337

G/S Associates Inc.                   Applied Industrial Technologies
3530 NW St. Helens Road               1515 Distribution Court
Portland, OR 97210                    Lithia Springs, GA 30122

Atlantic Bearing Co., Inc.            Applied Industrial Technologies
606 N. Pender Street                  J.R. Cunin Distribution Center
Wilson, NC 27893                      1103 Claremont Road
                                      Carlisle, PA 17013
Western Reserve Industrial Sales Co.
1900 Enterprise Pkwy                  Electrolux Home Products
Twinsburg, OH 44087                   149 Brentwood Drive
                                      Hope, AR 71801
Jelco Services
4577 Mint Way                         Consolidated Metco Inc.
Dallas, TX 75236                      13940 N. Rivergate Blvd.
                                      Portland, OR 97203
Raymond H. Dobberpuhl, Inc.
9515 Unit A, East Rush Street         Consolidated Metco Inc.
S. El. Monte, CA 91733                719 Seacrest Avenue
                                      Monroe, NC 28110
Bartlett Bearing
4230-34 H Street                      American Allied Railway Equipment Co. Inc.
Philadelphia, PA 19124                302 West Holland Street
                                      Washington, Il 61571

Castle Rubber Company
1003 Railroad Street
East Butler, PA  16029

Kaman
910 S. Wanamaker Avenue,
Ontario, CA 91761

Kaman
11920 Carrier Court,
Louisville, KY 40299

Kaman
301 Old Niskayuna Road, Bldg 3-Suite 010,
Latham, NY 12110

Kaman
4370 West 1750 South,
Salt Lake City, UT 84104

Progress Rail
29 Road 32 North,
Sidney, NE 69162

Progress Rail
168 Fischer Road,
Jackson, SC 29831

Manville Rubber
1009 Kennedy Blvd.,
Manville, NJ  08835

SKF
4682 Radford Road East,
Flowery Branch, GA 30542

Jonathan Engineered Solution
Circuito Sigio XXI #2136,
Mexicali, BCCP 21259, Mexico

PSS Warehouse & Transportation Co.,
614 Hampton Road,
Cherry Hill, NJ 08002

All equipment at West Nyack location

                                                              Amended Schedule 6

                        COPYRIGHTS AND COPYRIGHT LICENSES

      None.

                           PATENTS AND PATENT LICENSES

      None.

                        TRADEMARKS AND TRADEMARK LICENSES

      "The General": United States Patent Office Registration No. 1,076,300

      The General {logo}:United States Patent Office Registration No.1158822

      "HYATT": See Attachment A

                                                              Amended Schedule 8

                                    VEHICLES

1995                       Dodge            Intrepid

1998                       Ford             Econo Line Van E150

1998                       Ford             Escort

1999                       Ford             Taurus

1999                       Volvo            S80

2000                       Dodge            Intrepid

2001                       BMW              330IA

2001                       Lexus            300

2001                       Audi             TT

2002                       Ford             Taurus

2003                       Lexus            LS430

2003                       Mercedes         E320S4

2003                       Ford             Explorer

2003                       BMW              530IA

2004                       Ford             Explorer

                             Amended Schedule 4.16A

                                  SUBSIDIARIES

                                   Jurisdiction of Formation                       % owned
                                   -------------------------                       -------
General Bearing Ball & Roller, Inc.         Delaware                            See Sch. 1.1B
44 High Street
West Nyack, New York 10994

General Ball and Roller, Inc.               Delaware                            See Sch. 1.1B
44 High Street
West Nyack, New York 10994

Rockland Manufacturing Co.                  New York                            See Sch. 1.1B
44 High Street
West Nyack, New York

Shanghai General Bearing Co., Ltd.          PRC                                 50% by GBC
1201 Humin road
Min Hang, Shanghai 20024
China

Ningbo General Bearing Co., Ltd.            PRC                                 50% by GBC
Xinxin Industrial District
Langxia County, Yuyao
Zhejiang Province, China

Genbearco International Corp.               New York                            See Sch. 1.1B
44 High Street
West Nyack, New York 10994

Hyatt ZWZ Bearing Corporation               New York                            See Sch. 1.1B
44 High Street
West Nyack, New York 10994

Jiangsu General Ball & Roller Co., Ltd.     PRC                                 51% by NN General, LLC
80 Yuejin East Road
Rugao City, Jiangsu Province, China

NN General, LLC                             Delaware                            See Sch. 1.1B
44 High Street
West Nyack, New York 10994

World Machinery Group, BV                   Netherlands                         60% by GBBR
Zandkant 3A
5473 Heeswijk
Netherlands

China Bearing Center, Inc.                  New York                            See Sch. 1.1B
44 High Street,
W. Nyack, NY 10994

                                                          Amended Schedule 4.16B

                       NON-OPERATING DOMESTIC SUBSIDIARIES

Non-Operating
Domestic Subsidiaries:                           Total shares              Total Issued    No. held by GBC
----------------------                           ------------              ------------    ---------------
Genbearco International Corp.                    100 Common no par              100              100

China Bearing Center                             200 Common no par              200              200

Hyatt ZWZ Bearing Corporation                    200 Common no par              100               65